Exhibit 10.41.1

GUARANTY SUPPLEMENT

February 24, 2005

Wachovia Bank, National Association, as the Administrative Agent

301 South College Street

Sixth Floor

Charlotte, North Carolina 28288

Re:	Credit Agreement, dated as of January 18, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Energy Transfer Partners, L.P., a Delaware limited partnership (the “Borrower”), Wachovia Bank, National Association, as the Administrative Agent, the LC Issuer and Swingline Lender, Fleet National Bank, as Syndication Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Lenders from time to time party thereto

Ladies and Gentlemen:

Reference is made to the Credit Agreement and to that certain Guaranty of even date therewith, executed by La Grange Acquisition, L.P., a Texas limited partnership, ETC Gas Company, Ltd., a Texas limited partnership, ETC Texas Pipeline, Ltd., a Texas limited partnership, ETC Oklahoma Pipeline, Ltd., a Texas limited partnership, ETC Katy Pipeline, Ltd., a Texas limited partnership, ETC Marketing, Ltd., a Texas limited partnership, ETC Oasis, L.P., a Delaware limited partnership, Whiskey Bay Gas Company, Ltd., a Texas limited partnership, Whiskey Bay Gathering Company, Ltd., a Texas limited partnership, Chalkley Transmission Company, Ltd., a Texas limited partnership, Texas Energy Transfer Company, Ltd., a Texas limited partnership, ET Company I, Ltd., a Texas limited partnership, Energy Transfer Fuel, LP, a Delaware limited partnership, Oasis Pipeline, LP, a Texas limited partnership, Oasis Pipe Line Company Texas L.P., a Texas limited partnership, ETC Texas Processing, Ltd., a Texas limited partnership, Oasis Pipe Line Company, a Delaware corporation, Oasis Pipe Line Finance Company, a Delaware corporation, Oasis Partner Company, a Delaware corporation, Oasis Pipe Line Management Company, a Delaware corporation, LG PL, LLC, a Texas limited liability company, LGM, LLC, a Texas limited liability company, ETC Oasis GP, LLC, a Texas limited liability company, Five Dawaco, LLC, a Texas limited liability company, TETC, LLC, a Texas limited liability company, and Energy Transfer Fuel GP, LLC, a Delaware limited liability company, in favor of the Administrative Agent, for the benefit of the Lenders (as heretofore amended, supplemented, modified or restated, the “Original Guaranty”; such Original Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Guaranty Supplement

Section 1. Guaranty.

(a) The undersigned hereby irrevocably, absolutely, and unconditionally guarantees to each Lender Party the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

(i) all Obligations, as defined in the Credit Agreement, including all principal of, all interest on, and all other sums payable in connection therewith; and

(ii) all the LC Obligations, including all obligations of the Borrower to make reimbursements and other payments to the LC Issuer and to the Lenders in respect of Letters of Credit issued pursuant to the Credit Agreement; and

(iii) all other sums payable under the other Loan Documents, whether for principal, interest, fees or otherwise; and

(iv) any and all other indebtedness, obligations or liabilities which may at any time be owed to any Lender Party, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Loan Documents, and including interest, reasonable attorneys’ fees and collection costs as may be provided by law or in any instrument or agreement evidencing any such indebtedness or liability.

Without limiting the generality of the foregoing, the liability hereunder of each of the undersigned shall extend to and include all post-petition interest, expenses, and other duties and liabilities of the Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by the Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving the Borrower.

(b) The undersigned hereby irrevocably, absolutely, and unconditionally guarantees to each Lender Party the prompt, complete and full payment, when due, and no matter how the same shall become due, of all obligations and undertakings of the Borrower to such Lender Party under, by reason of, or pursuant to any of the Obligation Documents.

(c) If the Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, each of the undersigned will, upon demand by the Administrative Agent, pay such Obligation in full to the Administrative Agent for the benefit of the Lender Party to whom such Obligation is owed.

(d) If either the Borrower or any of the undersigned fail to pay any Obligation as described in the immediately preceding subsections (a), (b), or (c), each of the undersigned will incur the additional obligation to pay to the Administrative Agent, and each of the undersigned will forthwith upon demand by the Administrative Agent pay to the Administrative Agent, the amount of any and all reasonable expenses, including fees and disbursements of the Administrative Agent’s counsel and of any experts or agents retained by the Administrative Agent, which the Administrative Agent may incur as a result of such failure.

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(e) As between the undersigned and each Lender Party, this Guaranty shall be considered a primary and liquidated liability of each Guarantor.

(f) The liability of each of the undersigned hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to such Person, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

(g) The books and records of the Lender Parties showing the amount of any of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Obligations.

Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to the undersigned.

Section 3. Counterparts; Effectiveness. This Guaranty Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty Supplement by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty Supplement.

Section 4. GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a) GOVERNING LAW. THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN

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SUCH FEDERAL COURT. EACH OF THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SUPPLEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE LC ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OF THE UNDERSIGNED OR ANY OF THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(d) WAIVER OF VENUE. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(e) SERVICE OF PROCESS. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 15 OF THE GUARANTY. NOTHING IN THIS GUARANTY SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 5. WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY THEORY). EACH OF THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY SUPPLEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6. FINAL AGREEMENT. THIS GUARANTY SUPPLEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty Supplement as of the date first written above.

Very truly yours,

HPL HOLDINGS GP, L.L.C.

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HP HOUSTON HOLDINGS, L.P.

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL CONSOLIDATION LP

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL STORAGE GP, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

Guaranty Supplement

HPL ASSET HOLDINGS, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL LEASECO, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL GP, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HOUSTON PIPE LINE COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

Guaranty Supplement

HPL RESOURCES COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL GAS MARKETING, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL HOUSTON PIPE LINE COMPANY, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

Guaranty Supplement